Exhibit 99.1

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UNITED STATES DISTRICT COURT

MIDDLE DISTRICT OF FLORIDA

TAMPA DIVISION

IN RE TECO ENERGY, INC.	Case No. 8:04-CV-1948-T-27EAJ

SECURITIES LITIGATION,

                                                     /

ORDER

BEFORE THE COURT are Defendants’ Motion to Dismiss (Dkt. 64), Plaintiffs’ Opposition (Dkt. 76), Defendants’ Supplemental Memorandum of Law (Dkt. 80), and Plaintiffs* Response (Dkt. 83). Upon consideration, Defendants’ Motion to Dismiss (Dkt. 64) is GRANTED in part and DENIED in part.

Plaintiffs filed their Consolidated Class Action Complaint alleging violations of Section 10(b) of the Securities Exchange Act of 1934 (“Exchange Act”) and Rule 10b-5 promulgated thereunder against all Defendants and Section 20(a) of the Exchange Act against the individual Defendants.1 (Dkt. 59, Compl., ¶ 1). Defendants, TECO Energy, Inc. (“TECO”), Robert D. Fagan and Gordon L. Gillette, move to dismiss the Complaint pursuant to Fed. R. Civ. P. 12(b)(6) based on Plaintiffs’ failure to plead loss causation and failure to state a fraud claim under Section 10(b). (Dkt. 64).

Factual Background

Plaintiffs are NECA-IBEW Pension Fund, Monroe County Employees Retirement System, John Marder, and Charles Korpak, individually and on behalf of a proposed class of persons who purchased publicly traded securities of TECO between October 30, 2001 and February 4, 2003 (“the

[1]	Section 10(b) of the Exchange Act prohibits the use or employment of any manipulative or deceptive device in connection with the purchase or sale of any security in contravention of Securities Exchange Commission rules and regulations. 15 U.S.C. § 78j(b). Rule 10b-5 prohibits the making of any “untrue statement of a material fact” or the omission of a material fact “necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.” 17C.F.R. § 240.10b-5. Pursuant to Section 20(a) of the Exchange Act, liability may be imposed on a “controlling person” where a securities violation is found. 15 U.S.C. § 78t(a); Brown v. Enstar Group, Inc., 84 F.3d 393, 395-97 (11th Cir. 1996).

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class period”). (Dkt. 59, ¶¶ 1, 16). TECO is a public utility holding company for regulated utilities and other unregulated businesses. (Dkt. 59, ¶ 17). TECO owns no operating assets but holds all of the common stock of its regulated operating subsidiary, Tampa Electric Company, and other non-regulated subsidiaries. (Dkt. 59, ¶ 17). Defendant, Robert D. Fagan, is former Chief Executive Officer and President of TECO and Chairman of TECO’s Board of Directors. (Dkt. 59, ¶ 18). Defendant, Gordon L. Gillette, is TECO’s former Chief Financial Officer. (Dkt. 59, ¶ 19).

In essence, Plaintiffs allege that Defendants engaged in a fraudulent scheme to misrepresent TECO’s financial condition and to artificially inflate TECO’s stock price by misrepresenting its financial results, success, and prospects, including misrepresentations and omissions regarding TECO’s: (1) abandonment of its prior business model; (2) liability for its multi-billion dollar power plant projects; (3) inability to sell or transmit power from its merchant energy power plants; (4) exposure to Enron’s demise; and (5) impossibility of maintaining its dividend. (Dkt. 76, pp. 1, 24). In addition, Plaintiffs allege that Defendants falsified TECO’s financial results in 2001 and 2002 through improper accounting practices. (Dkt. 76, p. 24). In large part, Plaintiffs rely on analysts’ reports that they allege revealed Defendants’ fraud, thereby removing the fraud-based inflation in TECO’s stock price. (Dkt. 76, pp. 12-13, 24-26).

Applicable Standards

A court may grant a motion to dismiss “only when the defendant demonstrates beyond doubt that the plaintiff can prove no set of facts in support of his claim which would entitle him to relief.” Chepstow Ltd. v. Hunt, 381 F.3d 1077, 1080 (11th Cir. 2004) (internal quotation and citation omitted). The court will accept as true the factual allegations in the complaint and will view them in a light most favorable to the nonmoving party. Id. In considering a motion to dismiss, the court is generally confined to examining the four corners of the complaint, but the court may take judicial

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notice of relevant documents publicly filed with the Securities Exchange Commission (“SEC”). Bryant v. Avado Brands, Inc., 187 F.3d 1271, 1287 (11th Cir. 1999).

To state a cause of action under Section 10(b) or Rule 10b-5, plaintiffs are required to allege: “(1) a misstatement or omission (2) of a material fact (3) made with scienter (4) upon which the plaintiff relied (5) that proximately caused the plaintiff’s loss.” Theoharous v. Fong, 256 F.3d 1219, 1224 (1lth Cir. 2001) (citation omitted). In passing the Private Securities Litigation Reform Act of 1995 (“PSLRA”), Congress imposed a heightened pleading requirement for claims alleging violations of Section 10(b) and Rule 10b-5. 15 U.S.C § 78u-4(b)(l)(2); Harris v. Ivax Corp., 182 F.3d 799, 803 (11th Cir. 1999). However, the elements of proximate causation and economic loss are not subject to the heightened pleading requirement and must only be plead in accordance with Fed. R. Civ. P. 8(a)(2), which requires a “short and plain statement of the claim showing that the pleader is entitled to relief.” Dura Pharms., Inc. v. Broudo, 125 S. Ct. 1627,1634 (2005) (quoting Fed. R. Civ. P. 8(a)(2)). Notwithstanding, “the short and plain statement must provide the defendant with fair notice of what the plaintiff’s claim is and the grounds upon which it rests.” Dura Pharms., Inc., 125 S. Ct. at 1634 (quoting Conley v. Gibson, 355 U.S. 41, 47 (1957)) (internal quotations omitted).

The threshold is “exceedingly low” for a complaint to survive a motion to dismiss for failure to state a claim. United States v. Baxter Int’l, Inc., 345 F.3d 866,881 (1lth Cir. 2003). The PSLRA did not alter the required presumption that the court “give Plaintiffs, not Defendants, the benefit of every favorable inference that can be drawn from their allegations,” In re Sykes Enters., Inc., No. 8:00-CV-212-RAL, 2001 WL 964160, at *2 (M.D. Fla. Mar. 7, 2001) (citations omitted).

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Discussion

I.	Loss Causation

Pursuant to the PSLRA, a plaintiff has the burden of proving that each alleged misrepresentation or omission proximately caused the plaintiff’s economic loss.2 15 U.S.C. § 78u-4(b)(4); DuraPharms., Inc., 125 S. Ct. at 1633. “[T]o establish loss causation, a plaintiff must allege that the subject of the fraudulent statement or omission was the cause of the actual loss suffered, i.e., that the misstatement or omission concealed something from the market that, when disclosed, negatively affected the value of the security.” Lentell v. Merrill Lynch & Co., 396 F.3d 161,173 (2d Cir. 2005) (internal quotations and citation omitted). Even under the liberal notice pleading standard, “it should not prove burdensome for a plaintiff who has suffered an economic loss to provide a defendant with some indication of the loss and the causal connection that the plaintiff has in mind.” Dura Pharms., Inc., 125 S. Ct. at 1634.

In Dura, the U.S. Supreme Court held that loss causation may not be established by simply alleging a stock was purchased at an artificially inflated price. Dura Pharms., Inc., 125 S. Ct. at 1631-32,1364. Rather, to sufficiently plead loss causation, a plaintiff must allege a disclosure or revelation of truth about a defendant’s prior misstatement or omission that is in some way connected

[2]	See also Robbins v. Koger Props., Inc., 116 F.3d 1441, 1447 (11th Cir. 1997). In Robbins, the Eleventh Circuit provided the following standard for proving loss causation:

To prove loss causation, a plaintiff must show that the untruth was in some reasonably direct, or proximate, way responsible for his loss. If the investment decision is induced by misstatements or omissions that are material and that were relied on by the claimant, but are not the proximate reason for his pecuniary loss, recovery under the Rule is not permitted. In other words, loss causation describes the link between the defendant’s misconduct and the plaintiff’s economic loss. Because market responses, such as stock downturns, are often the result of many different, complex, and often unknowable factors, the plaintiff need not show that the defendant’s act was the sole and exclusive cause of the injury he has suffered; he need only show that it was “substantial,” i.e., a significant contributing cause.

Robbins, 116 F.3d at 1447. This standard is not changed by Dura.

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with a stock price drop.3 Id. at 1634 (motion to dismiss granted based on plaintiffs’ failure to plead loss causation where plaintiffs failed to allege that stock prices fell after “the truth became known”). Establishing a connection between a drop in stock price and the disclosure of the “truth” about a defendant’s previous misstatement or omission is essential in pleading loss causation, even if that connection may be made in a short and plain statement. Id. at 1634. If a drop in stock price occurs before a defendant’s fraud is revealed or the truth becomes known, the damages associated with the drop in stock price necessarily cannot be connected to the alleged fraud. In re Daou Sys., Inc., 411 F.3d at 1026-27. Similarly, if a plaintiff sells his stock before a corrective disclosure is made, the plaintiff cannot show that his losses resulted from previously undisclosed fraud. Davidco Investors, LLC v. Anchor Glass Container Corp., No. 8:04-CV-2561-T-24EAJ, 2006WL547989, at* 10 (M.D. Fla. Mar. 6,2006) (citing Dura Pharms., Inc., 125 S. Ct. at 1631). Moreover, generalized, vague or overbroad allegations regarding the existence of a disclosure or revelation of fraud that is merely alleged to have been connected to a drop in stock price will not suffice to put a defendant on notice of loss causation claims. Dura Pharms., Inc., 125 S. Ct. at 1634.

Defendants argue that Plaintiffs have failed to sufficiently plead loss causation as they have failed to show a causal connection between the alleged fraud and their economic losses. (Dkt. 64, p. 1). Specifically, Defendants argue that Plaintiffs have failed to show a corrective disclosure or a materialization of a previously concealed risk that caused the drop in Defendants stock prices that ultimately led to their losses. (Dkt. 64, p. 1). Moreover, Defendants argue that Plaintiffs’ Complaint alleges that “the truth” first began to “leak out” on September 3, 2002, when information appeared

[3]	See also In re Daou Sys., Inc., 411 F.3d 1006, 1025-27 (9th Cir, 2005) (motion to dismiss denied where plaintiffs sufficiently plead loss causation based on disclosures regarding defendants’ “true financial health” and a resulting drop in stock price); In re Sawtek, Inc., No. 6:03-CV-294-ORL-31-DAB, 2005WL2465041, at *11-12 (M.D. Fla. Oct. 6, 2005) (motion to dismiss granted based on plaintiffs’ failure to plead a connection between defendants’ alleged fraud and the losses allegedly sustained as a result).

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in the market via analysts’ reports to correct alleged misstatements or omissions by Defendants. (Dkt. 64, pp. 2, 13-14). Defendants argue that, even assuming that the truth about Defendants’ financial condition was revealed, the fact that the information first entered the market on September 3, 2002, more than halfway through the October 31, 2001 to February 4, 2003 class period, precludes any claim for market losses prior to September 3, 2002, as those losses cannot be causally connected to the September 3, 2002 revelation of alleged fraud.4 (Dkt. 64, pp. 2, 13-17). Defendants also argue that Plaintiffs’ Complaint fails to sufficiently plead loss causation as to market losses incurred after September 3, 2002 as Plaintiffs do not connect any information disclosed in the market to any misstatement or omission by Defendants. (Dkt. 64, pp. 2, 18-29). Further, Defendants argue that Plaintiffs’ Complaint fails to sufficiently plead loss causation as to its alleged improper accounting practices because there are no causally connected class-period losses associated with the relevant practices alleged as improper in the Complaint. (Dkt. 64, pp. 2, 29-31).

Despite the parties’ lengthy arguments, the only relevant issue for consideration on Defendants’ motion to dismiss on loss causation grounds is whether, when and how Defendants’ alleged misstatements and omissions were revealed to the market, thereby causing a drop in stock prices.5 In arguing that they have sufficiently pleaded loss causation, Plaintiffs point to ¶¶ 167-266

[4]	Although Defendants’ argument that the class period should begin no earlier than September 3, 2002 arguably has merit, the Court will not address class issues in ruling on the instant motion.

[5]	In their opposition and response, Plaintiffs spend an inordinate amount of time arguing their position on the other elements of their fraud claim. These arguments are neither relevant nor helpful as Defendants’ seek dismissal based on failure to plead loss causation and do not challenge the other elements. Further, the parties spend an inordinate of time arguing about the requirements for proving loss causation. Defendants assert that Plaintiffs must allege a “corrective disclosure” or “a materialization of a concealed risk.” Plaintiffs assert that they must only show “some indication” of a causal connection via a “revelation” of “the relevant truth” or Defendants’ “true financial condition.” Regardless of the words or labels used, the requirements are the same. Under Dura, it is not enough for Plaintiffs to allege an inflated stock price. Rather, Plaintiffs must allege that some truth was disclosed in the market that revealed prior misstatements or omissions – fraud – by Defendants that is causally connected to their losses. Dura Pharms., Inc., 125 S. Ct. at 1634.

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and 288 of their Complaint which allege misstatements, omissions, and improper accounting practices, and ¶¶ 12, 206-240, 290-291, 296-298 which allege loss causation. (Dkt. 76, pp. 24-26). Plaintiffs essentially suggest to the Court that sufficient allegations of loss causation can be gleaned from those 150 paragraphs of the Complaint. Even applying a notice pleading standard, however, those broad allegations will not suffice. Notwithstanding the 164 page, 316 paragraph Complaint, and drawing all favorable inferences in Plaintiffs’ favor, the Court cannot find sufficient allegations of loss causation required by Dura.

Plaintiffs argue that “the truth about TECO’s financial condition gradually began to emerge in September 2002 when analysts began to openly question TECO’s future earnings and dividend payment prospects.” (Dkt. 76, p. 25). Plaintiffs further argue that the Complaint “links the emergence of the truth of TECO’s true financial condition and business operations with the removal of the fraud-based inflation in the stock price, thereby showing the causal connection between the fraudulent scheme and plaintiffs’ economic loss.” (Dkt. 76, p. 25). In support, Plaintiffs point to eight purported revelations of the truth on six different dates:

(1)	Plaintiffs allege that TECO’s stock price dropped on September 3, 2002 after a severe ratings cut by three analysts who issued reports questioning TECO’s future earnings and dividend payment prospects. (Dkt. 59, ¶ 206). Plaintiffs allege that through these analysts’ reports, “news leaked out that TECO was not doing nearly as well as prior representations.” (Dkt. 59, ¶ 296).

(2)	Plaintiffs allege that in response to a September 23, 2002 press release by TECO, an analyst reported that TECO was “overstating its earnings power,” “understating its true capital needs,” and needed “to raise an additional $700 mil.” in financing, which led the analyst to predict that TECO would not be able to fund its dividend, making it a “misleading indicator of value and a poor proxy for the underlying cashflow economics of the business.” (Dkt. 59, ¶ 210).

(3)	Plaintiffs allege that on October 8, 2002, an analyst questioned TECO’s disclosures and plan to issue 15 million shares of common stock. (Dkt. 59, ¶ 221). The analyst noted that, “Since it released its updated financial plan on 9/23, management has consistently stated that it requires no additional equity. This announcement could indicate that the company’s problems are worse than initially indicated by [TECO].” (Dkt. 59, ¶ 221).

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(4)	Plaintiffs allege that on October 11, 2002, TECO filed a prospectus indicating restructuring associated with various projects. (Dkt. 59, ¶¶ 222-223).

(5)	Plaintiffs allege that Merrill Lynch issued a report on January 24, 2003, days after TECO reported its 2002 earnings, indicating that TECO had reached “the end of the good times,” lowering its 2003 earnings per share estimates for TECO, and predicting “full-year losses” in 2003. (Dkt. 59, ¶ 237). Plaintiffs also allege a similar report was issued in mid-January 2003 by SalomonSmithBarney. (Dkt. 59, ¶ 238).

(6)	Plaintiffs allege that on February 4, 2003, Moody’s Investors Service downgraded Panda Funding Corp.’s $99 million of senior secured debt, and these dividends were the only source of cash to pay back debt to TECO. (Dkt. 59, ¶ 239).

Finally, Plaintiffs allege that as of February 4, 2003, “TECO’s house of cards finally collapsed as even more of the truth emerged.” (Dkt. 59, ¶ 239). Plaintiffs allege that based on these revelations of “truth” and with TECO’s “true financial condition exposed,” the stock price dropped to $12.78 as of February 5, 2003. (Dkt. 76, p. 26; Dkt. 59, ¶ 240).

Although the “revelations” referenced by Plaintiffs suggest that analysts were pessimistic regarding TECO’s future, the information contained in the purported revelations does not identify, reveal or correct any prior misstatement, omission, or improper accounting practice by Defendants. In fact, none of the purported revelations indicate or establish that the changes occurring with TECO were remotely associated with prior fraudulent conduct. Specifically, the analyst reports on September 3, 2002, September 23, 2002, October 8, 2002, and January 23, 2003 address ratings cuts, opinions, and predictions regarding TECO’s stock value but do not reference any misstatements, omissions, or accounting practices by Defendants as the reason for the bleak forecasts or changes in market conditions. Similarly, Defendants’ October 11, 2002 prospectus and the ratings cuts and downgrade of debt cited by Plaintiffs provide no connection to prior misstatements, omissions, or improper accounting practices.6 The opinions, predictions, and generalized statements offered by

[6]	Plaintiffs do not allege that Defendants filed any restatements during the relevant period.

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Plaintiffs as “revelations” of the “truth” regarding TECO’s financial status, without more, are not sufficient to establish loss causation.

Moreover, the revelations relied on by Plaintiffs do not sufficiently establish a connection between the specific fraudulent activity alleged and a drop in stock prices. Even assuming that the revelations gave some indication of prior misstatements, omissions, or improper accounting practices, Plaintiffs have not sufficiently alleged that those revelations were related to the fraudulent scheme alleged in the Complaint. To prove loss causation, Plaintiffs must allege that a misstatement or omission by Defendants concealed something from the market and that when information related to that fraud was disclosed, the value of their securities were effected. See Lentell, 396 F.3d at 173. In addition to failing to reference any prior misstatement, omission, or improper accounting practice, the information contained in the eight revelations relied on by Plaintiffs does not specifically relate to the issues involved in the alleged fraudulent scheme. See Barr v. Matria Healthcare, Inc., 324 F. Supp. 2d 1369, 1380 (N.D. Ga. 2004) (revelation or disclosure of prior misrepresentation must discuss the subject matter of the alleged fraud to satisfy loss causation).

Even applying a notice pleading standard, drawing all inferences in Plaintiffs’ favor, and assuming the information described above was revealed, Plaintiffs have not sufficiently plead a connection between Defendants’ alleged fraud and their economic loss. See Dura Pharms., Inc., 125 S. Ct. at 1634; Robbins, 116 F.3d at 1447. Plaintiffs’ broad, vague allegations regarding the existence of a disclosure or revelation of fraud or improper accounting practices are not sufficient to put Defendants on notice of the Plaintiffs’ loss causation claims. See Dura Pharms., Inc., 125 S. Ct. at 1634. In sum, Plaintiffs have not sufficiently alleged that Defendants’ fraud, as opposed to poor market conditions, was the proximate cause of TECO’s stock price decline. Accordingly, Defendants’ motion to dismiss Plaintiffs’ Complaint for failure to plead loss causation is granted.

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II.	Fraud vs. Mismanagement

As an additional reason for dismissal, Defendants argue that Plaintiffs’ Complaint fails to state a claim under Section 10(b) because the alleged conduct amounts to mismanagement, not fraud. (Dkt. 64, pp. 31-34). While Defendants are correct that Section 10(b) claims are only actionable if they involve deception or manipulation, the Court is not prepared to dismiss Plaintiffs’ Complaint on these grounds. See Santa Fe Indus., Inc. v. Green, 430 U.S. 462, 473-74 (1977). Plaintiffs, despite their lengthy filings, have failed to provide adequate argument regarding this issue. Defendants, on the other hand, have chosen not to challenge the elements of Plaintiffs’ fraud claim (other than loss causation), yet seek dismissal for failure to state a claim.

Notwithstanding, upon review of Plaintiffs’ Complaint, accepting all of Plaintiffs’ allegations as true, the Court finds that Plaintiffs have set forth allegations of deception and manipulation sufficient to support a fraud claim under Section 10(b), apart from the issues related to loss causation. Therefore, Defendants’ motion to dismiss Plaintiffs’ Complaint for failure to state a claim under Section 10(b) is denied.

Accordingly, it is ORDERED AND ADJUDGED that Defendants’ Motion to Dismiss (Dkt. 64) is GRANTED IN PART and DENIED IN PART. Defendants’ Motion to Dismiss Plaintiffs’ Complaint for failure to plead loss causation is GRANTED. Defendants’ Motion to Dismiss Plaintiffs’ Complaint for failure to state a claim under Section 10(b) is DENIED. Plaintiffs’ Consolidated Class Action Complaint (Dkt. 59) is DISMISSED WITHOUT PREJUDICE.

DONE AND ORDERED in chambers this 30th day of March, 2006.

/s/ James D. Whittemore
JAMES D. WHITTEMORE
United States District Judge

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